Twin Oak Short Horizon Absolute Return ETF
Schedule of Investments
February 28, 2025 (Unaudited)

PURCHASED OPTIONS - 99.7%(a)	Notional Amount	Contracts	Value
Call Options - 57.6%			$–
SPDR S&P 500 ETF Trust (b)(c)		–	$–
Expiration: 04/17/2025; Exercise Price: $20.00	$6,535,980	110	$6,293,672
Expiration: 06/20/2025; Exercise Price: $20.00	15,508,098	261	14,903,249

Put Options - 42.1%			$–
SPDR S&P 500 ETF Trust (b)(c)		–	$–
Expiration: 04/17/2025; Exercise Price: $1,020.00	6,535,980	110	4,639,754
Expiration: 06/20/2025; Exercise Price: $1,020.00	15,508,098	261	10,836,028
TOTAL PURCHASED OPTIONS (Cost $36,547,821)			36,672,703

TOTAL INVESTMENTS - 99.7% (Cost $36,547,821)			36,672,703
Money Market Deposit Account - 0.2% (d)			55,662
Other Assets in Excess of Liabilities - 0.1%			29,401
TOTAL NET ASSETS - 100.0%			$36,757,766
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of February 28, 2025 was 3.31%.

Summary of Fair Value Disclosure as of February 28, 2025 (Unaudited)

Twin Oak Short Horizon Absolute Return ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of February 28, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Purchased Options	$–	$36,672,703	$–	$36,672,703
Total Investments	$–	$36,672,703	$–	$36,672,703

Refer to the Schedule of Investments for further disaggregation of investment categories.